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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 11, 2000



                       FIDELITY NATIONAL FINANCIAL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                      1-9396                86-0498599
----------------------------    ------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                   Identification No.)



         17911 Von Karman, Suite 300,
              Irvine, California                                   92614
   ----------------------------------------                     ----------
   (Address of Principal Executive Offices)                     (Zip Code)



                                 (949) 622-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On January 11, 2000, Fidelity National Financial, Inc. ("Fidelity") and Chicago Title Corporation ("Chicago Title") issued a press release confirming that the U.S. Federal Trade Commission had completed its review of and published for public comment a consent order for the merger of Fidelity and Chicago Title. A copy of such press release is attached hereto as Exhibit 99 and by this reference made a part hereof.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99 Joint Press Release of Fidelity National Financial, Inc. and Chicago Title Corporation dated January 11, 2000.


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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIDELITY NATIONAL FINANCIAL, INC.



         Dated: January 26, 2000            By: M'LISS JONES KANE
                                                --------------------------------
                                                Name: M'Liss Jones Kane
                                                Title: Senior Vice President
                                                       Corporate Counsel


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                                 EXHIBIT INDEX

Exhibits                                     Description
--------                                     -----------
99                Joint Press Release of Fidelity National Financial,
                  Inc. and Chicago Title Corporation dated January 11,
                  2000.